UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

June 21, 2017

ENSERVCO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

501 South Cherry St., Ste. 1000

Denver, CO 80246

Address of principal executive offices

303-333-3678

Telephone number, including

Area code

_____________________________

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07 for information regarding the election of directors at the annual stockholders’ meeting of Enservco Corporation, a Delaware corporation (the “Company” or “Enservco”) held on June 21, 2017.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 21, 2017, the Company held its annual meeting of stockholders (the “Meeting”). At the Meeting, two proposals were submitted to the stockholders for approval as set forth in the 2017 Proxy Statement as filed with the U.S. Securities and Exchange Commission on May 12, 2017. As of the record date, April 24, 2017, a total of 51,067,660 shares of Company common stock were outstanding and entitled to vote. In total, 35,170,580 shares of Company common stock were represented at the meeting, which represented approximately 68.87% of the shares outstanding and entitled to vote as of the record date.

At the Meeting, the stockholders approved all of the proposals submitted. The votes on the proposals were cast as set forth below:

1.     Proposal No. 1 – Election of directors. The stockholders elected the entire slate of directors presented to the stockholders.

Name	Votes For	Withheld Authority To Vote	Broker Non-Votes
Keith J. Behrens	19,059,725	4,491,284	11,619,571
Robert S. Herlin	18,876,870	4,674,139	11,619,571
William A. Jolly	19,058,915	4,492,094	11,619,571
Ian Dickinson	20,004,098	3,546,911	11,619,571
Richard A. Murphy	18,862,453	4,688,556	11,619,571
Christopher D. Haymons	20,687,677	2,863,332	11,619,571

2.     Proposal No. 2 – Ratification and approval of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Vote
34,716,215	301,940	152,425	0

Item 8.01    Other Events.

After the Meeting, the Board held its annual meeting. The Board determined that, consistent with the actions and recommendations of the stockholders, EKS&H, LLLP will serve as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2017.

The Board also reviewed and approved the Audit Committee Charter, determined that it complies with the rules that apply to the Company, and appointed certain independent directors—being Messrs. Herlin, Jolly, and Haymons—to the Audit Committee, with Mr. Haymons the chairman.

The Board also re-elected the following executive officers of the Company:

■	Richard A. Murphy - Chairman of the Board of Directors

■	Ian Dickinson – President, Chief Executive Officer, and Principal Executive Officer

■	Robert J. Devers – Chief Financial Officer, Principal Financial Officer, Treasurer, and Secretary

■	Austin Peitz – Senior Vice President of Field Operations

In considering the election of officers, the Board determined that the offices of Corporate Controller, Secretary, and Assistant Secretary are not “executive officers” of the Company as that term is used in Item 401(b) of SEC Regulation S-K, and are not “officers” as that term is defined in SEC Rule 16a-1(f) in that they do not have policy-making functions and, consequently, are not subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits:

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 23, 2017.

Enservco Corporation

By:   /s/ Ian Dickinson

Ian Dickinson, Chief Executive Officer

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